SUMMARY PROSPECTUS January 31, 2025

AB Short Duration Income ETF

(successor to AB Short Duration Income Portfolio)

Ticker: SDFI

Exchange: NYSE Arca

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 243-5994, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-ETF08-SDI-0125

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.30%	(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.00%

Total Annual Fund Operating Expenses	.30%

(a)

The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$31
After 3 Years	$97
After 5 Years	$169
After 10 Years	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in income-producing securities. The Fund also normally invests at least 65% of its total assets in investment grade debt securities of various types. Under normal circumstances, the Fund will typically maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund also invests in securities of U.S. and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to U.S. Government securities. The Fund may invest up to 35% of its net assets in below investment grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

•

Foreign (Non-U.S.) Investments Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Leverage Risk: To the extent the Fund uses leveraging techniques, such as derivatives, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

•

Cash Transactions Risk: The Fund intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

•

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

•

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

•

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The performance information shown below provides some indications of the risks of investing in this Fund. Prior to commencing operations, the Fund acquired the assets and liabilities of AB Short Duration Income Portfolio (a “Predecessor Fund”), a series of AB Bond Fund, Inc., and adopted the accounting and performance history of that fund (a “Reorganization”), as of the close of business on June 7, 2024. The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund’s acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Predecessor Fund’s performance changed from year to year over the life of the Predecessor Fund; and

•	how the Predecessor Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information at www.abfunds.com (click on “Investments—ETFs”).

Past performance, as shown for the Predecessor Fund, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Predecessor Fund’s Advisor Class shares, which were reorganized into shares of the Fund.

During the period shown in the bar chart, the Predecessor Fund’s:

Best Quarter was up 4.56%, 2nd quarter, 2020; and Worst Quarter was down -5.52%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Year	Since Inception***
Advisor Class*	Return Before Taxes	4.99%	1.57%	2.60%

	Return After Taxes on Distributions**	2.70%	-0.19%	0.75%

	Return After Taxes on Distributions and Sale of Fund Shares**	2.92%	0.45%	1.20%
Bloomberg U.S. Aggregate Bond Index**** (reflects no deduction for fees, expenses or taxes)		1.25%	-0.33%	1.29%
Bloomberg 1-5 Year U.S. Government/Credit Index**** (reflects no deduction for fees, expenses, or taxes)		3.76%	1.29%	2.02%

*	For periods prior to the Reorganization, the table shows returns for the Predecessor Fund’s Advisor Class shares.

**	After-tax returns:

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Predecessor Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The inception date for Advisor Class shares of the Predecessor Fund was 12/12/18.

****

Effective July 24, 2024, the primary broad-based index used for comparison with the Fund’s performance changed from the Bloomberg 1-5 Year U.S. Government/Credit Index to the Bloomberg U.S. Aggregate Bond Index to comply with new regulations that require the Fund’s primary benchmark to reflect the overall market in which the Fund may invest. The Fund’s previous primary benchmark, the Bloomberg 1-5 Year U.S. Government/Credit Index, which more closely reflects the market segments in which the Fund invests, is the Fund’s secondary benchmark.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since June 2024	Senior Vice President of the Adviser

Fahd Malik	Since June 2024	Senior Vice President of the Adviser

Matthew S. Sheridan	Since June 2024	Senior Vice President of the Adviser

William Smith	Since June 2024	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on the Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of cash and/or portfolio securities that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-ETF08-SDI-0125